
                             LETTER OF TRANSMITTAL
             TO ACCOMPANY SHARES OF COMMON STOCK, $0.001 PAR VALUE
                                       OF

                         THE NEW SOUTH AFRICA FUND INC.
                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                               DATED JULY 1, 1998

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON
                                 JULY 29, 1998,
                          UNLESS THE OFFER IS EXTENDED

                           Depositary: PNC BANK, N.A.

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          By Mail/Overnight Courier:                              By Hand:
          --------------------------                              --------

             400 Bellevue Parkway                       The Depository Trust Company
             Wilmington, DE 19809                  Transfer Agent Drop Service Department
       Attn: Closed-End Fund Department                           ("TADS")
        The New South Africa Fund Inc.             55 Water Street; South Street Entrance
                                                                Ground Floor
                                                          New York, New York 10041
                                                            Attn: Ken Batchelor

     Delivery of this Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery.

     The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     This Letter of Transmittal is to be used (a) if you desire to effect the tender transaction yourself, (b) if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and the Shares are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee, and (c) by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered owner or on behalf of a registered owner. To accept the Offer in accordance with its terms, a properly completed and duly executed Letter of Transmittal (or photocopy thereof bearing original signature(s) and any required signature guarantees), any certificates representing Shares tendered, and any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to 12:00 midnight, New York City time, on July 29, 1998, or such later time and date to which the Offer is extended, unless the tendering party has satisfied the conditions for guaranteed delivery described in Section 2 of the Offer to Purchase. Stockholders are not required to pay a service charge to the Fund or the Depositary in connection with their tender of Shares, but may be charged a fee by a broker, dealer or other institution for processing the tender requested. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Depositary.

                         DESCRIPTION OF SHARES TENDERED

  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN, EXACTLY AS NAME(S) APPEAR(S) ON TENDERED CERTIFICATE(S))

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----------------------------------------------------------------------------------------------------------------------
                                            DESCRIPTION OF SHARES TENDERED
                                              (SEE INSTRUCTIONS 3 AND 4)
----------------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
     (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON                         CERTIFICATE(S) ENCLOSED
                      CERTIFICATE(S)                                    (ATTACH SIGNED LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                                                                                         NO. OF
                                                               CERTIFICATE           NO. OF              SHARES
                                                                 NO(S)*              SHARES             TENDERED
                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------
                                                                TOTAL NO. OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------
  * Need not be completed by Stockholders who tender Shares by book-entry transfer.
----------------------------------------------------------------------------------------------------------------------

     THE UNDERSIGNED TENDERS ALL UNCERTIFICATED SHARES THAT MAY BE HELD IN THE
NAME(S) OF THE REGISTERED OWNER(S) BY THE FUND'S TRANSFER AGENT PURSUANT TO THE
FUND'S DIVIDEND REINVESTMENT PLAN.

     THE BOXES BELOW ARE TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY

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
---------
           CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY
           TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY
           WITH THE DEPOSITORY TRUST COMPANY ("DTC") AND COMPLETE THE
           FOLLOWING:
---------
     Name of Tendering Institution.....................................
     DTC Participant Number............................................
     Transaction Code Number...........................................
---------
           CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A
           NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE
           DEPOSITARY AND COMPLETE THE FOLLOWING:
---------
     Name(s) of Registered Holder(s)...................................
     Window Ticket Number (If Any).....................................
     Date of Execution of Notice of Guaranteed Delivery................
     Name of Eligible Institution Which Guaranteed Delivery............
     DTC Participant Number (If Delivered by Book-entry Transfer)......

                 NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW

Ladies and Gentlemen:

     The person(s) signing this Letter of Transmittal (the "Signor") hereby tenders to The New South Africa Fund Inc. (the "Fund"), a non-diversified, closed-end management investment company organized as a Maryland corporation, the above-described shares of common stock, par value $0.001 per share (the "Shares"), of the Fund, at a price (the "Purchase Price") equal to the net asset value ("NAV") per Share determined as of the close of the regular trading session of the New York Stock Exchange on July 29, 1998 (or, if the Offer is extended, on the Expiration Date as defined in the Offer to Purchase) in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 1, 1998, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which Offer to Purchase and Letter of Transmittal together constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of, or payment for, Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the Signor hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all of the Shares that are being tendered hereby that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints PNC Bank, N.A. (the "Depositary") as attorney-in-fact of the Signor with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) present certificate(s) for such Shares, if any, for cancellation and transfer on the Fund's books and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions set forth in the Offer.

     The Signor hereby represents and warrants that (a) the Signor, if a broker, dealer, commercial bank, trust company or other nominee, has obtained the tendering stockholder's instructions to tender pursuant to the terms and conditions of this Offer in accordance with the letter from the Fund to brokers, dealers, commercial banks, trust companies and other nominees; (b) when and to the extent the Fund accepts the Shares for purchase, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the Signor will execute and deliver any additional documents that the Depositary or the Fund deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and (d) the Signor has read and agrees to all of the terms and conditions of the Offer.

     The name(s) and address(es) of the registered owner(s) should be printed as on the registration of the Shares. If the Shares tendered hereby are in certificated form, the certificate(s) representing such Shares must be returned together with this Letter of Transmittal.

     The Signor recognizes that, under certain circumstances set forth in the Offer to Purchase, the Fund may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In any such event, the Signor understands that certificate(s) for the Shares not purchased, if any, will be returned to the Signor at its registered address unless otherwise indicated under the Special Delivery Instructions below. The Signor recognizes that the Fund has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered owner thereof if the Fund purchases none of such Shares. The Signor understands that acceptance of Shares by the Fund for payment will constitute a binding agreement between the Signor and the Fund upon the terms and subject to the conditions of the Offer.

     The check for the Purchase Price of the tendered Shares purchased will be issued to the order of the Signor and mailed to the address indicated, unless otherwise indicated in the box titled Special Payment Instructions or the box titled Special Delivery Instructions. The Fund will not pay interest on the Purchase Price under any circumstances.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Signor and all obligations of the Signor hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the Signor. Except as stated in the Offer, this tender is irrevocable.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Purchase Price and/or return any certificate for Shares not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price for any Shares purchased and/or return any certificates for Shares not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue the check for the Purchase Price and/or return any certificates for Shares not accepted for payment in the name of, and deliver such check and/or return any such certificates for Shares to, the person(s) so indicated. The undersigned recognizes that the Fund has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Fund does not accept for payment any of the Shares tendered hereby.

                          SPECIAL PAYMENT INSTRUCTIONS
                    (SEE INSTRUCTIONS 1, 4, 5, 6, 7 AND 11)

        To be completed ONLY if certificates for unpurchased Shares and/or any check are to be issued in the name of and sent to someone other than the undersigned, or if Shares delivered by book-entry transfer which are not purchased are to be returned by credit to an account maintained by DTC.

   Issue  [ ] check  [ ] certificates to:

   [ ] Credit unpurchased Shares delivered by book-entry transfer to the DTC account set forth below:

   Name(s)
   --------------------------------------------------------------------------
                                 (PLEASE PRINT)

   Address
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   --------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

   --------------------------------------------------------------------------
                              (DTC ACCOUNT NUMBER)

                                   SIGNATURE
                  (IF SPECIAL PAYMENT INSTRUCTIONS ARE GIVEN)
                              (SEE INSTRUCTION 7)

   --------------------------------------------------------------------------
                            SIGNATURE(S) OF PAYEE(S)

   Dated                       , 1998

   By signing and completing the form above, under the penalties of perjury, I/we certify that the above tax identification or social security number(s) is/are correct.

   Note: Failure to complete and sign may result in backup withholding of 31% of the payments due to you. See Instruction 11.

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 7)

        To be completed ONLY if certificates for unpurchased Shares and/or check, issued in the name of the undersigned, are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

   Issue  [ ] check  [ ] certificates to:

   [ ] Credit unpurchased Shares delivered by book-entry transfer to the DTC account set forth below:

   Name(s)
   --------------------------------------------------------------------------
                                 (PLEASE PRINT)

   Address
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                                   IMPORTANT:

     SIGN HERE AND COMPLETE SUBSTITUTE FORM W-9 (BELOW) OR FORM W-8 (ENCLOSED) AS APPLICABLE (SEE INSTRUCTIONS 1, 5, 6 AND 11)

The Offer is hereby accepted in accordance with its terms.

--------------------------------------------

--------------------------------------------
      (Signature(s) of Stockholder(s))

        Dated:                , 1998

     (Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Share certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):
-------------------------------------------------
                 (Please Type or Print)

Capacity (Full Title):
-------------------------------------------------
                       (See Instruction 5)

Address:
-------------------------------------------------

-------------------------------------------------

-------------------------------------------------
               (Include Zip Code)

Area Codes and Telephone Number:
Home:                                    Business:

Taxpayer Identification or Social Security No. (if applicable):

(Complete Substitute Form W-9 below or Form W-8 (enclosed), as applicable) (See Instruction 11)

GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
-------------------------------------------------

Name:
-------------------------------------------------
                (Please Type or Print)

Title:
-------------------------------------------------

Name of Firm:
-------------------------------------------------

Address:
-------------------------------------------------

-------------------------------------------------
                   (Include Zip Code)

Area Code and Tel. No.:
-------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares tendered herewith (including, for purposes of this document, any participant in the book-entry transfer facility of The Depository Trust Company ("DTC") whose name appears on DTC's security position listing as the owner of Shares), unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares are tendered for the account of a firm (an "Eligible Institution") which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a Stock Transfer Association approved medallion program (such as STAMP, SEMP or MSP). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used (a) if Shares are to be forwarded herewith, (b) if uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's Dividend Reinvestment Plan are to be tendered, or (c) if tenders are to be made by book-entry transfer to the account maintained by the Depositary pursuant to the procedure set forth in Section 2 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Stockholders have the responsibility to cause their Shares (in proper certificated or uncertificated form), this Letter of Transmittal (or a photocopy hereof bearing original signature(s) and any required signature guarantees), and any other documents required by this Letter of Transmittal to be timely delivered in accordance with the Offer.

     The Fund will not accept any alternative, conditional or contingent tenders.

     All tendering stockholders, brokers, dealers, commercial banks, trust companies and other nominees, by execution of this Letter of Transmittal (or photocopy hereof), waive any right to receive any notice of the acceptance of their tender.

     3. Inadequate Space. If the space provided in any of the above boxes is inadequate, the necessary information should be listed on a separate schedule signed by all of the required signatories and attached hereto.

     4. Tender of All Shares Held by the Stockholder. A stockholder wishing to accept the Offer must tender, or cause the tender of, all Shares actually owned or constructively owned by the stockholder pursuant to Section 318 of the Internal Revenue Code of 1986, as amended, as of the date of purchase of Shares pursuant to the Offer. Stockholders should consult their tax advisers as to the application of the constructive ownership rules of Section 318. If more than 449,652 Shares are duly tendered prior to the expiration of the Offer (as extended), the Fund will purchase Shares from tendering stockholders, in accordance with the terms and conditions specified in the Offer to Purchase, pro rata in accordance with the number of Shares tendered by each stockholder during the period the Offer remains open, unless the Fund determines not to purchase any Shares. Certificates representing Shares tendered but not purchased will be returned promptly following the termination, expiration or withdrawal of the Offer, without expense to the tendering stockholder.

     5.  Signatures on Letter of Transmittal, Authorizations and Endorsements.

          (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

          (b) If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

          (c) If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

          (d) If this Letter of Transmittal or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Fund of their authority so to act must be submitted.

          (e) If this Letter of Transmittal is signed by the registered holder(s) of the Shares transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not purchased are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

          (f) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s) for such Shares. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Transfer Taxes. The Fund will pay any transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however, (a) payment of the Purchase Price is to be made to, or (in the circumstances permitted by the Offer) unpurchased Shares are to be registered in the name(s) of, any person(s) other than the registered owner(s), or (b) if any tendered certificate(s) are registered, or the Shares tendered are otherwise held, in the name(s) of any person(s) other than the registered owner, the amount of any transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer to such person(s) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     7. Special Payment and Delivery Instructions. If certificate(s) for unpurchased Shares and/or check(s) are to be issued in the name of a person other than the registered owner(s) or if such certificate(s) and/or check(s) are to be sent to someone other than the registered owner(s) or to the registered owner(s) at a different address, the captioned boxes "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal must be completed.

     8. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any Shares if, in the opinion of the Fund's counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender, whether generally or with respect to any particular Share(s) or stockholder(s). The Fund's interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding.

     NONE OF THE FUND, THE INVESTMENT ADVISER TO THE FUND, THE DEPOSITARY, THE INFORMATION AGENT OR ANY OTHER PERSON IS OR WILL BE OBLIGATED TO GIVE ANY NOTICE OF DEFECTS IN TENDERS, AND NONE OF THEM SHALL INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTICE.

     9. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to MacKenzie Partners, Inc., the Information Agent, by telephoning 1-800-322-2885 toll-free. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may also be directed to the Information Agent. Stockholders who do not own Shares directly may also obtain such information and copies from their broker, dealer, commercial bank, trust company or other nominee. Stockholders who do not own Shares directly are required to tender their Shares through their broker, dealer, commercial bank, trust company or other nominee and should NOT submit this Letter of Transmittal to the Depositary.

     10. Restriction on Short Sales. Section 14(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14e-4 promulgated thereunder make it unlawful for any person, acting alone or in concert with others, to tender Shares in a partial tender offer for such person's own account unless at the time of tender, and at the time the Shares are accepted for payment, the person tendering has a net long position equal to or greater than the amount tendered in (i) Shares, and will deliver or cause to be delivered such Shares for the purpose of tender to the person making the Offer within the period specified in the Offer, or (ii) an equivalent security and, upon acceptance of his or her tender, will acquire Shares by conversion, exchange, or exercise of such equivalent security to the extent required by the terms of the Offer, and will deliver or cause to be delivered the Shares so acquired for the purpose of tender to the Fund prior to or on the Expiration Date. Section 14(e) and Rule 14e-4 provide a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.

     The acceptance of Shares by the Fund for payment will constitute a binding agreement between the tendering stockholder and the Fund, upon the terms and subject to the conditions of the Offer, including such stockholder's representation that (i) such stockholder has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Exchange Act; and (ii) the tender of such Shares complies with Rule 14e-4.

     11. Backup Withholding Tax. Each tendering U.S. stockholder who has not already submitted a correct, completed and signed Form W-9 to the Fund, or does not otherwise establish an exemption from withholding, must notify the Depositary of such stockholder's correct taxpayer identification number ("TIN") (or certify that such taxpayer is awaiting a TIN) and provide certain other information by completing and providing to the Depositary the Substitute Form W-9 provided under "Important Tax Information" below. Failure either to provide the information on the form or to check the box in Part 2 of the form may subject the tendering stockholder to 31% federal income tax backup withholding on the payments made to the stockholder (or other payee) with respect to Shares purchased pursuant to the Offer. The box in Part 3 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within sixty (60) days, the Depositary will withhold 31% on all such payments thereafter until a TIN is provided to the Depositary.

     Each tendering non-U.S. stockholder who has not already submitted a correct, completed and signed Form W-8 to the Fund should complete the Form W-8 included with this Letter of Transmittal and provide it to the Depositary.

     IMPORTANT: THIS LETTER OF TRANSMITTAL, OR FACSIMILE HEREOF BEARING ORIGINAL SIGNATURE(S), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, SHARES (IN PROPER CERTIFICATED OR UNCERTIFICATED FORM), AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

     The acceptance of Shares by the Fund for payment will constitute a binding agreement between the tendering stockholder and the Fund, upon the terms and subject to the conditions of the Offer, including such stockholder's representation that the Shares being tendered represent and will represent all Shares actually owned by such stockholder as of the date of purchase of Shares pursuant to the Offer, and all Shares constructively owned by such stockholder as of such date under Section 318 of the Internal Revenue Code of 1986, as amended, have been or will be tendered pursuant to the Offer.

     IMPORTANT TAX INFORMATION

     THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. IT MAY NOT BE APPLICABLE TO NON-U.S. STOCKHOLDERS. ALL STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE OFFER.

     SUBSTITUTE FORM W-9 OR FORM W-8

     Under the U.S. federal income tax laws, the Depositary may be required to withhold 31% of the amount of any payment made to certain holders pursuant to the Offer. In order to avoid such backup withholding, each tendering U.S. stockholder must provide the Depositary with such stockholder's correct TIN by completing the Substitute Form W-9 set forth below. In general, if a stockholder is an individual, the TIN is the Social Security number of such individual. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a penalty imposed by the Internal Revenue Service. Certain stockholders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements, but should nonetheless complete a Substitute Form W-9 to avoid possible erroneous backup withholding. For further information regarding backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number.

     In order for a non-U.S. stockholder to avoid 31% backup withholding, such stockholder must submit a statement to the Depositary signed under penalties of perjury attesting as to its non-U.S. status. Form W-8 and instructions for such statement are enclosed for such stockholders.

     CONSEQUENCES OF FAILURE TO FILE SUBSTITUTE FORM W-9 OR FORM W-8

     Failure to complete Substitute Form W-9 or Form W-8 will not, by itself, cause the Shares to be deemed invalidly tendered but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the stockholder may claim a refund from the Internal Revenue Service.

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----------------------------------------------------------------------------------------------------------------------
          SUBSTITUTE            PART 1--PLEASE PROVIDE YOUR TIN IN THE               SOCIAL SECURITY NUMBER
           FORM W-9             BOX AT RIGHT AND CERTIFY BY SIGNING AND      OR ----------------------------------
                                DATING BELOW                                           EMPLOYER ID NUMBER
                               ------------------------------------------------------------------------------------
                                PART 2--CHECK THE BOX IF YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING UNDER THE
  DEPARTMENT OF THE TREASURY    PROVISIONS OF SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE BECAUSE (1) YOU HAVE
   INTERNAL REVENUE SERVICE     NOT BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF FAILURE TO
                                REPORT ALL INTEREST OR DIVIDENDS OR (2) THE INTERNAL REVENUE SERVICE HAS NOTIFIED YOU
                                THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING.  [ ]
                               ------------------------------------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER   CERTIFICATION: UNDER THE PENALTIES OF PERJURY. I CERTIFY THAT    PART 3
    IDENTIFICATION NUMBER       THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT, AND      AWAITING TIN [ ]
            (TIN)               COMPLETE.
                                SIGNATURE DATE
----------------------------------------------------------------------------------------------------------------------

     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER" FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all reportable payments due to me pursuant to the Offer will be withheld until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature:
---------------------------------------------

Date: